Investor Day October 8, 2014 Exhibit 99.1

Welcome Mike Osborne Senior Vice President – Corporate Development

Safe Harbor Statement

Certain statements herein constitute forward-looking statements within the meaning of the Securities Act of 1933, as amended and the
Securities Exchange Act of 1934, as amended. When used herein, words such as “believe,” “expect,” “anticipate,” “project,” “plan,”
“estimate,” “will” or “intend” and similar words or expressions as they relate to the Company or its management constitute forward-
looking statements. These forward-looking statements reflect our current views with respect to future events and are based on currently available financial, economic and competitive data and our current business plans. The Company is under no obligation to, and expressly disclaims any obligation to, update or alter its forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise. Actual results could vary materially depending on risks and uncertainties that may affect our operations, markets, prices and other factors. Important factors that could cause actual results to differ materially from those forward-
looking statements include those contained under the heading of risk factors and in the management’s discussion and analysis contained from time-to-time in the Company’s filings with the Securities and Exchange Commission.
Adjusted EBITDA and related reconciliation presented here represents earnings before interest, taxes, depreciation and amortization as adjusted for restructuring/impairment charges, gross profit effects of capitalized profit in inventory from acquisition and acquisition contingency settlement, and gain on sale of investment. The Company believes Adjusted EBITDA is commonly used by financial analysts and others in the industries in which the Company operates and, thus, provides useful information to investors. The Company does not intend, nor should the reader consider, Adjusted EBITDA an alternative to net income, net cash provided by operating activities or any other items calculated in accordance with GAAP. The Company's definition of Adjusted EBITDA may not be comparable with Adjusted
EBITDA as defined by other companies. Accordingly, the measurement has limitations depending on its use.

Agenda

11:00 am Welcome
Business Overview
Performance Highlights
2020 Vision
Strategies & Imperatives
Closing Remarks
12:30 pm Q&A Session
1:00 pm Lunch / Transportation to Facility
2:00 pm Facility Tour
4:00 pm Transportation from Facility
6:00 pm Cocktail Reception & Dinner

Presenters Cary Wood President and CEO 5 Don Pearson Chief Financial Officer Mike Osborne Senior Vice President, Corporate Development

Business Overview Cary Wood President & CEO

Key Messages

Established,
Longstanding
Customer
Relationships
Attractive Platform
for Growth
Proven &
Experienced
Management Team
Diversified
Revenue
Mix
Strong Free Cash
Flow Generation &
Financial Condition
Highly Skilled &
Industry Leading
Manufacturing
Capabilities

The Simple Choice for Complex Needs
Sparton is the simple choice for complex, contract design & manufacturing needs

$336 million
Fiscal 2014
Revenue
9 + 4
Manufacturing &
Design Facilities
1500+
Employees
Worldwide
1900 A.D.
Founded in
Michigan
Total focus on our customers’ vision
Service for every step of a product’s lifecycle, from design and manufacturing to logistics and service
Decades of experience
Our unique expertise and capabilities make Sparton a premier partner for the contract design and manufacture of low-to-medium volume highly complex electromechanical devices

Investment Considerations

Continued EPS
Growth
Established & Growing
Business
Expanded
EBITDA Margins
Solid
Balance Sheet
Repositioned the
Company for Growth
114 year old business with market leadership in defense and medical sectors;
27% sales increase in fiscal 2014; 52% year-over-year adjusted EBITDA increase in fiscal 2014
As of June 30, 2014, Debt-to-EBITDA coverage of 1.2x with $8 million of cash and $41 million borrowed, $59 million unused on the line of credit.  On September 11, 2014, the line of credit was increased to $200 million with a $100 million accordion feature.
Fiscal 2014: 9.9% Fiscal 2011: 7.4%
Fiscal 2013: 8.1% Fiscal 2010: 4.5%
Fiscal 2012: 7.6% Fiscal 2009: -4.5%
Fiscal 2014: $ 1.58 Fiscal 2011:
$ (0.64)
Fiscal 2013: $ 1.17 Fiscal 2010:
$ (0.40)
Fiscal 2012: $ 0.91 Fiscal 2009: $ (1.61)
FY11 FY12 FY13 FY14
New Programs 26 40 71 89
New Customers 11 20 12 26
Potential Annualized Revenue
$17.7 $23.8 $39.4 $38.8

Sparton is in one single line of business called Electromechanical Devices
Sparton is currently segmented into three financial reporting business units
Current Business Model

Sparton currently serves three electronics markets
Military & Aerospace
Medical
Industrial & Instrumentation
Commonly referred to within legacy Sparton as EMS, but
currently consists of circuit card assembly and box build
(contract manufacturing and assembly) outside of the
medical and defense markets
Complex Systems
Medical Device Contract Design, Manufacturing, and Assembly
Defense & Security
Design and Manufacturing (both as a contractor and OEM)

sparton

DRS Technologies
A Finmeccanica Company

BAE SYSTEMS

GENERAL DYNAMICS

Defense & Security Systems (DSS)
• Develop, design, and manufacture security products,
primarily anti-submarine warfare detection devices for the
U.S. and other free-world governments
• Develop and manufacture ruggedized flat-panel monitors
and systems
• Commercially develop spin-off technology for existing and
alternate markets (Navigation & Exploration)
• FY2014 Sales: $109 million, consistently profitable business
• Visible Backlog: $32 million as of 6/30/14
• Key Customers:
Sonobuoys
Navigation
Sensors
Ruggedized Flat
Panel Displays

Spend ($ in millions)

# of engineers
$ spend (in millions)

DSS Market Outlook

•
Anti-Submarine Warfare budget line item < $250 mil
•
Budget is a small fraction of the cost of a single ship
•
Continued military actions by North Korea & China should
impact the use of sonobuoys in that region
•
Increased territorial disputes in the Pacific Rim and tensions in the Middle East continue to drive strong demand from our
foreign customers
•
U.S. Navy plans to buy 117 P-8A aircraft to replace existing
P-3 fleet:  operational capability started 2014
•
Indian navy signed a contract for eight P-8I aircraft in
January 2009; full delivery expected by the end of 2015
Limited risk of a negative impact of sonobuoy sales to the
U.S. Navy if sequestration occurs
Foreign sales are still somewhat unpredictable
The Boeing P-8 Poseidon aircraft to become the new
launch vehicle for sonobuoys
Won new 5-year Indefinite Delivery Indefinite Quantity
(ID/IQ) contract in July 2014 valued at $810 million; year 1 total spend to be $166 million
•
ERAPSCO joint venture will split revenue 50/50 over the
course of the contract
•
Year 1 split: $91 million to Sparton, $75 million to USSI
$53.7
$40.9
$42.3
$49.3
$53.0
$91.0
0
20
40
60
80
100
120
140
160
180
200
GFY 2008 GFY 2009 GFY 2010 GFY 2011 GFY 2012 GFY 2013 GFY 2014 GFY
2015E
GFY
2016E
GFY
2017E
GFY
2018E
GFY
2019E
GFY
2020E
DoD Estimated ASW Budgets / SPA Historical Spend
Source: Navy Budget (Actual/Estimate) Navy Spend on Buoys (Actual) Navy Spend on Buoys (Estimate) Sparton Awards (Actual)
$5
$6
$10
$11
$11
$8
$10
$11
$11
$12
$12
$13
$13
$-
$2
$4
$6
$8
$10
$12
$14
$16
0
20
40
60
80
100
120
140
FY2008 FY2009 FY2010 FY2011 FY2012 FY2013 FY2014 FY2015E FY2016E FY2017E FY2018E FY2019E FY2020E
DSS Engineering Activity
Engineers (FTE)
Engineering Project Spend - Gov't & IR&D ($in mil)
$31.1

sparton

Fenwal™ Blood Technologies

St. Jude Medical

Starkey. Hearing is Our Concern

TearLab

Medical Device
• Design and manufacture medical devices and instruments
for the In Vitro Diagnostics and Therapeutics Device markets
• Work with OEMs and biomedical companies to interface
their core technology into a complex medical laboratory
instrument or point of care device
• Manufacturer of The NeuroStar® TMS Therapy System, the
first and only Transcranial Magnetic Stimulation (TMS)
device cleared by the FDA for the treatment of depression
• Recurring revenue due to highly regulated medical industry
• FY2014 Sales: $163 million of consistently profitable
business
• Visible Backlog: $80 million as of 6/30/14
• Key Customers:
Analyzers
Neurology
Blood Separation

sparton

ATS American Traffic Solutions™
Making Life Safer and Easier on the Road Ahead™

TASER PROTECT LIFE

Triumph Group, Inc.

Raytheon

Complex Systems
• Manufacturer of circuit card assemblies and electronic
based box build products primarily for the military and
commercial aerospace markets
• New prototyping capabilities to shorten development and
introduction lead times for customers
• Consolidated business from old and inefficient sites to state-
of-the-art and technologically advanced facilities in Florida and Viet Nam for improved efficiencies and capacity
utilization
• FY2014 External Sales: $64 million
• Visible Backlog: $34 million as of 6/30/14
• Key Customers:

Circuit Board Assembly Sub Assembly
Complete System Box Build

Primary Market Dynamics

X X X X
Medical
Industrial &
Instrumentation
Military &
Aerospace
Computer Automotive Consumer Communication
Total Electronics Market from 2013 to 2016 = $1.3 trillion to $1.5 trillion
Total 2013 EMS/ODM Outsourced Market: $293 billion
2012 – 2016 Projected Outsourcing Growth: 7.9% CAGR
Defense & Security
Navigation & Exploration Medical
Highly regulated
market (FDA)
High growth
Blue chip customers
New to outsourcing
Contract design, mfg,
and assembly roll-up
opportunity
Highly regulated
market (ITAR,
COMSEC)
Moderate growth
Blue chip customers
Preferred supplier
status
Contract design, mfg,
and assembly roll-up
opportunity
Moderate growth
Blue chip customers
Preferred supplier
status
New to outsourcing
Contract design, mfg,
and assembly roll-up
opportunity
Highest growth sector
No current customers
Volume & commodity
pricing resulting in low
margins
OEMs are experts at
outsourcing
High growth
High volume
production drives
lower margins
Outsourcing mostly in
low cost country
regions
Complexity is general
low
Moderate growth
High volume
production drives
lower margins
Outsourcing mostly in
low cost country
regions
OEMs are experts at
outsourcing
Moderate growth
High volume
production drives
lower margins
Outsourcing mostly in
low cost country
regions
OEMs are experts at
outsourcing
Source: New Venture Research 2014 Worldwide Report
Growth based on 2012-2013 results.
Market: $16B
Growth: 6.3%
Market: $6B
Growth: 7.8%
Market: $21B
Growth: 4.7%
Market: $11B
Growth: 12.9%
Market: $47B
Growth: 3.8%
Market: $90B
Growth: 6.8%
Market: $101B
Growth: 2.0%
Complex Systems

World-Class Facilities
Headquarters
Chicago, IL
Frederick, CO – 65,000 sq. ft.
Strongsville, OH – 60,000 sq. ft.
Watertown, SD – 130,000 sq. ft.
Brooksville, FL - 80,000 sq. ft.
Birdsboro, PA – 42,000 sq. ft.
Plaistow, NH – 20,000 sq. ft.
De Leon Springs, FL –
120,000 ft.²
Plymouth, MN – 10,000 sq. ft.
Irvine, CA (Design Center) - 31,500 sq. ft.
Irvine, CA (Mfg Center) – 29,000 sq. ft.
Ho Chi Minh City, Viet Nam – 60,000 ft.
2
Manufacturing Facility
Sales & Design Center
North America North America
Asia Asia

Chris Ratliff
Vice President –
Information Technology
Jake Rost
Vice President –
Business
Development
Senior Management Team

Responsible for developing
and implementing the
Company’s strategies,
managing the overall
operations and resources of a
company, and liaison to the
Board of Directors.
Cary Wood
President &
Chief Executive Officer
Don Pearson
Chief Financial Officer
Gordon Madlock
Senior Vice President –
Operations
Mike Osborne
Senior Vice President –
Corporate Development
Steve Korwin
Senior Vice President –
Quality &
Engineering
Larry Brand
Vice President –
Corporate
Human Resources
Drives corporate and business
unit strategic planning and
development, M&A activity,
business development &
customer retention, and
investor relations.
Management of the financial
risks of the corporation
including financial planning
and record-keeping, as well as
financial reporting to higher
management.
Responsible for executing the
strategic plan and overseeing
the day-to-day operations as
well as driving  improved
manufacturing quality and
productivity using
contemporary, lean tools.
Leads enterprise-wide quality
and engineering initiatives to
improve business processes
that increase profitability and
sales.
Provides strategic direction
and leadership of the
company’s Information
Technology organization.
Successfully led numerous
enterprise wide
implementations.
Responsible for the business
development and marketing
efforts ensuring best practices
are being standardized and
optimized while continuing to
strengthen our brand image in
the various markets we serve.
Provides strategic leadership
and tactical direction for the
overall Human Resources
function to senior
management and company
leadership teams

Improved Corporate Governance

Reduced
Board Size
Board size reduced from 11 to 7 members
(6 independent, 1 non-independent)
De-staggered
Board
All directors required a majority vote threshold in order to be elected at each annual meeting
Implemented
Annual Say-on-Pay
Implemented “say-on-pay” vote on executive compensation ahead of requirement
Aligned
Incentive Plans
Established Short Term Incentive Plan based on annual performance objectives and Long Term Incentive Plan based on long term financial metrics aligned with shareholder interests
Updated
Governing Documents
Update the Articles of Incorporation, Code of Regulations and
Committee Charters to reflect today’s business environment and streamlined proxy statement to make it easier to read for investors

Performance Highlights Don Pearson Chief Financial Officer

32.50
30.00
27.50
25.00
22.50
20.00
17.50
15.00
12.50
10.00
7.50
5.00
2.50
0.00
27%
Net Sales
52%
Adjusted EBITDA
36%
Adjusted EPS
89
89
New Business Programs
3
3
Strategic Acquisitions
2014 2009
Fiscal 2014 Highlights
Year-Over-Year
Increases of:

Fiscal 2014 Highlights

•
Annual revenue growth of 27% to $336 million
•
Annual adjusted EBITDA of $33.3 million or an increase of 52% from the prior year
•
Organic growth, net of acquisition impacts, was 5%
•
89 new business programs were awarded with potential annualized sales of $38.8 million
•
Completed three acquisitions
–
Aydin Displays
–
Beckwood Services
–
Aubrey Group

2014 Consolidated Financial Results

2014 2013 2014 2013
Net Sales $  336,139 $  264,627 $  336,139 $  264,627 $   71,512 27%
Gross Profit       64,453       45,435       64,790       46,001       18,789 41%
19.2% 17.2% 19.3% 17.4%
Selling and Administrative Expense       35,698       26,451       35,698       26,451        (9,247)
10.6% 10.0% 10.6% 10.0%
Internal R&D Expense         1,169         1,300         1,169         1,300            131
Amortization of intangible assets         3,287         1,575         3,287         1,575        (1,712)
EPA related - net environmental remediation         4,238              -                  -                -              -
Restructuring/impairment charges            188              55                -                -              -
Other operating expense, net            (16)              13            (16)              13              29
Operating Income       19,889       16,041       24,652       16,662         7,990 48%
5.9% 6.1% 7.3% 6.3%
Income Before Provision For Income Tax       19,602       16,172       24,365       16,793         7,572
Provision For Income Taxes         6,615         2,702         8,352         4,976        (3,376)
Net Income $   12,987 $   13,470 $   16,013 $   11,817 $     4,196 36%
3.9% 5.1% 4.8% 4.5%
Income per Share (Basic) $       1.28 $       1.32 $       1.58 $       1.16 $       0.42 36%
Income per Share (Diluted) $       1.28 $       1.32 $       1.58 $       1.16 $       0.42 36%
($ in 000’s, except per share)
(adjusted removes certain gains and charges)
(Reported) (Adjusted)
Year ended June 30, Year ended June 30,
Total YoY
Variance ($)
Total YoY
Variance (%)
(Adjusted)

Adjusted EBITDA

2014 2013 2014 2013 Variance
Net Income $      2,971 $      5,636 $    12,987 $    13,470 $      (483)
Interest expense 291 128 838 518 320
Interest income (7) (3) (9) (102) 93
Provision for income taxes 1,758 1,871 6,615 2,702 3,913
Depreciation and amortization 2,213 1,725 8,123 4,761 3,362
Restructuring/impairment charges - 55 188 55 133
EPA related - net environmental remediation 4,238 - 4,238 - 4,238
Capitalized profit in inventory from acquisition 81 - 337 566 (229)
Adjusted EBITDA $    11,545 $      9,412
$    33,317
$    21,970 $  11,347
12.4% 11.6%
9.9%
8.3%
3 months ended June 30, Year ended June 30,

Debt-to-EBITDA
Leverage = 1.2x
Outstanding Debt ($ '000)
Debt:Equity Ratio
50,000
25,000
0
1.00
0.90
0.80
0.70
0.60
0.50
0.40
0.30
0.20
0.10
-
1,796
1,669
11,539
41,000
Jun-11
Jun-12
Jun-13
Jun-14

Liquidity & Capital Resources
($ in '000)
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Cash and equivalents 6,085    2,719    1,009    7,502    8,028
LOC Availability 55,000 36,000 40,000 30,000 59,000
Total 61,085 38,719 41,009 37,502 67,028
($ in '000)
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Credit Revolver 10,000 28,500 25,000 35,000 41,000
IRB (Ohio) 1,539    1,506    1,472    1,437    -
Total 11,539 30,006 26,472 36,437 41,000
($ in '000)
Jun-13 Sep-13 Dec-13 Mar-14 Jun-14
Net Inventory 46,334 55,658 52,393 51,466 53,372
Cash Availability
Debt
Inventory

Shifting Sales Mix To Higher Margin Business

FY2014
(Revenue of $336 million)
FY2009
(Revenue of $221 million)
FY2014
(Revenue of $336 million)
Medical
29%
DSS
19%
EMS
52%
Reporting Segments
Markets
Medical
48%
DSS
32%
Complex
Systems
19%
Industrial
11%
Medical
46%
MilAero
43%

Target Gross Margin by Segment by Year
FY 2010 FY 2011 FY 2012 FY 2013 FY 2014 FY 2015
DSS
15%-18% 20%-25% 20%-25% 20%-25% 20%-25% 25%-30%
Medical
13%-16% 13%-16% 13%-16% 13%-16% 13%-16% 13%-16%
Complex Systems
3%-6% 5%-8% 7%-10% 7%-10% 9%-12% 9%-12%
Improving Gross Margin Performance

Target Gross Margins:
•
•
•
DSS guided upward to 25%-30% for FY 2015
Medical has been maintained at 13-16%
Complex Systems improved steadily from 3%-6% in FY 2010 to 9%-12% FY 2014-15

($ in millions)
FY11Q3
FY11Q4
FY12Q1
FY12Q2
FY12Q3
FY12Q4
FY13Q1
FY13Q2
FY13Q3
FY13Q4
FY14Q1
FY14Q2
FY14Q3
FY14Q4
FY15Q1*

Backlog

Backlog is defined as firm purchase orders with product not yet shipped.  Customer forecasts are not taken into consideration.
Estimated increase in FY2015 Q1 is a result of Sparton’s $91 million portion of the $166 million
ERAPSCO year 1 sonobuoy order.
0
50
100
150
200
250
300
* Estimate

Strategic M&A
sparton
Internal Research & Development (IP)
Targeted Business Development

2015 Strategy Summary

Fiscal 2014 Results: 27% revenue growth, including 5% organic growth in the legacy business
52% adjusted EBITDA growth
36% adjusted earnings per share growth
Supported by market research
& go-to-market programs
New Programs
New Customers
Potential Annualized Revenue 17.7 $ 23.8 $ 39.4 $ 38.8 $
Aubrey Group
GEDC-6
Fiscal 2012
AHRS-8 Temperature compensated attitude heading reference system
Fiscal 2014
Aydin Various new ruggedized displays
IMU-10 Harsh environment inertial sensing system
26 40 71 89
11
PHOD-1
Aydin Displays
Beckwood Services
Fiscal 2013
Onyx EMS
Creonix
Internal Research & Development
Fiscal 2011
Gyro-enhanced digital compass
Hydrophone
Fiscal 2015
eMT
Fiscal 2014
FY11 FY12 FY13 FY14
20 12 26
Acquisitions
New Business Awards
Delphi Medical
Byers Peak
Fiscal 2011

2015 Vision Update Cary Wood President & CEO

2015 Vision Update

$380-400 million; full
effect of completed
acquisitions + organic
growth
$460-480 million run
rate with full effect of
completed acquisitions +
organic growth + 2015
potential acquisitions
0%
10%
20% 500
FY2010 FY2011 FY2012 FY2013 FY2014 FY2015
(est.)
Legacy Revenue Acquisitions 2015 Potential Acquisitions EBITDA (as %)
2015 Vision: Sparton will become a $500 million revenue entity by attaining key market positions in our primary lines of business and through complementary and compatible acquisitions and will consistently rank in the top half of our peer group in return on shareholder equity and return on net assets.
-

2020 Vision

Today
•
Sparton has a strong foundation in engineered
products and is a trusted contract manufacturing
partner
•
We have achieved success in the medical and
mil/aero segments by meeting technical
requirements and clearing compliance hurdles
•
We are very good at managing and improving the
performance of manufacturing operations with a
track record to prove it
•
But…we currently control a limited amount of IP
and other differentiated content

High Volume, Low Complexity
Low Volume, High Complexity

Landscape of Business Models

Engineered Components & Products
Manufacturing & Design Services
Small, Regional Design Engineering
& Contract Manufacturing Firms
“Area of Margin Expansion”
OEMs
OEMs
IDEX IDEX
Flextronics Flextronics
Sanmina Sanmina
Benchmark Benchmark
Plexus Plexus
Barco Barco
Ultra Ultra
[USSI] [USSI]

Going Forward…
By 2020 Sparton will achieve significant growth (revenue in excess of $1 billion) and increased profitability (EBITDA at or above 12%)
Three strategies will be executed to achieve the Vision:

Assess Assess
SBS
Optimize Optimize
Standardize Standardize
Track Track
I. Maintain focus on regulated and demanding environments
II. Pivot our business model to include a higher concentration of differentiated offerings
III. Apply the Sparton Business System (SBS) to unlock value sparton

High Volume, Low Complexity
Low Volume, High Complexity

Expanding Our Offerings:  2020 Vision

Engineered Components & Products
Manufacturing & Design Services
Plexus Plexus
Benchmark Benchmark
Sanmina Sanmina
Small, Regional Design Engineering
& Contract Manufacturing Firms
OEMs
Ultra Ultra
[USSI] [USSI]
“Area of Margin Expansion”
Barco Barco
OEMs
Flextronics Flextronics
IDEX IDEX

Unifying
OUR TALENT TO PROVIDE
SIMPLIFIED SOLUTIONS
THAT ADDRESS THE
EVOLUTION OF COMPLEX
TECHNOLOGIES AND DEVICES.
THAT'S HOW SPARTON IS
CONQUERING COMPLEXITY.

36 “Reach $1 billion by 2020, expanding our manufacturing and design services while providing more engineered components and products to meet the needs of our customers and markets”

Mission & 2020 Vision

Mission:
Sparton provides engineered products and related
services to  businesses, governments, and institutions
serving regulated and demanding environments.
2020 Vision:
Sparton will exceed $1 billion of revenue by fiscal year
2020 and deliver above average shareholder returns by
significantly expanding our differentiated product and
service offerings and applying our business systems,
resources, and talents  to address the unique needs of
our customers and markets.

Living the Values
Growth
Performance Excellence
Citizenship
Integrity
Teamwork & Accountability
Safety

38 Our Values

$200
$400
$600
$800
$1,000
$1,200
Revenue Bridge: Fiscals 2014 to 2020

FY 2014
$336 mil
Manufacturing & Design
Services Expansion
Acquisitions
Organic
Growth
Engineered Components
& Products Expansion
Acquisitions
Organic
Growth
2020
Vision
$1 billion
Based on our analysis, growth to $1 billion will not
require a debt or equity offering:  Net Debt to
EBITDA leverage peaks at 2.6x in 2019
FY 2015
$380-$400

Organizational Alignment
Our goals as we evolve our structure
1. Provide a flexible and evolutionary structure to enable scalability given the organization’s projected future growth
2. Leverage operational and administrative strength in the M&A process to enhance due diligence and integration
3. Address the leadership required to create and implement the Sparton
Business System
4. Evolve into two operating groups with the ability to flex the organizational design based upon pace and focus of Vision 2020 strategy
•
Manufacturing & Design Services
•
Engineered Components & Products

Operating Group Vice Presidents
Jamie Shaddix
Group Vice President
Manufacturing & Design Services
Mike Gaul
Group Vice President
Manufacturing & Design Services
Jim Lackemacher
Group Vice President
Engineered Components & Products
Oversight of a significant portion
of the Company’s manufacturing
& design service locations
including operations,
engineering, quality and supply
chain strategies and activities.
Oversight of a significant portion
of the Company’s manufacturing
& design service locations
including operations,
engineering, quality and supply
chain strategies and activities.
Oversight of the Company’s
engineered products segment
providing multiple products into
the defense and commercial
channels.
Group Vice President positions were created in January 2014, staffed with internal resources

Evolving Our Financial Reporting
A. As our strategy evolves, we will reconfigure our reporting internally and manage the businesses along two lines:
•
Manufacturing & Design Services
•
Engineered Components & Products
B. Therefore, the SEC segment reporting requirements will necessitate a reporting change as reporting must align with how we manage the business
C. Proposed structure is detailed on the following slide

Revenue Reporting: Fiscals 2012 to 2014
•
Revenue figures above are net sales
•
Manufacturing & Design Services consists of Medical and Complex
Systems
•
Engineered Components & Products consists of DSS and Aydin
Legacy
Beginning
Q1 FY 2015
Reporting Segments
FY2012 FY2013 FY2014
Medical 110,894      146,873      162,648
Complex Systems 38,581         42,324         64,357
DSS 76,980         75,430         109,134
Totals 226,455      264,627      336,139
Manufacturing & Design Services 149,475      189,197      227,005
Engineered Components & Products 76,980         75,430         109,134
Totals 226,455      264,627      336,139
Revenue (Net Sales)

32%
68%
45%
55%
Manufacturing & Design Services
Engineered Components & Products
$600
$500
$400
$300
$200
$100
$-
2014
2020
2014
2020

Shifting Revenue Mix 44 FY 2014 2020 Vision

11%
46%
43%
Medical
Military / Aerospace
Industrial & Commercial
30%
35%
35%

$400
$350
$300
$250
$200
$150
$100
$50
$-
2014
2020
2014
2020
2014
2020

Shifting End-Market Mix 45 FY 2014 2020 Vision

Strategies & Key Imperatives Mike Osborne Senior Vice President – Corporate Development 46

Our Strategies Differentiated Products & Services Sparton Business System Regulated & Demanding Environments Vision 2020 47

Regulated & Demanding Environments
Strategy I:
Maintain focus on regulated and demanding environments
A. Continue to scale in medical & mil/aero
B. Target low-volume, high-mix needs in demanding segments of the commercial and industrial markets
C. Grow contract manufacturing services at acceptable margins

“Regulated and Demanding”
A. Regulated and demanding environments require specialized solutions that comply with standards or that deliver one or more performance attributes that cannot be found in traditional commercial off-the-shelf products
B. Offerings for these environments may be fully custom solutions or highly modified versions of standard offerings; in either case, they are inherently differentiated from existing, mainstream alternatives

Regulated Environments
Monitored by a government-appointed body
•
Aerospace & Commercial Aviation
•
Defense
•
Healthcare / Biotechnology
•
Utilities & Energy
•
Telecommunications Infrastructure
Demanding Environments
Governed by industry standards or specific,
market-driven requirements
•
Automation & Precision Motion Control
•
Food Processing
•
Mining & Drilling
•
Security & Fire Control
•
Unmanned Vehicles

Geographic Expansion
Facilities Strategy
• Rationalize and optimize utilization of manufacturing facilities
• Establish a network of strategically-located sales & design centers
Manufacturing Facility
Sales & Design Center
= Priority regions

Pivot the Business Model
Strategy II:
Pivot the business model to include a higher concentration of differentiated offerings
A. Acquire and grow engineered component & product companies
B. Expand the breadth and depth of design & engineering services;
promote & grow offerings
C. Expand U.S. footprint to cover major product development corridors

“Differentiated Offerings”

Differentiated (or Engineered) Components and
Products are “sticky” due to one or more of:
Differentiated Services require specialized
skills and/or intimate knowledge of markets
or applications and may include:
Differentiated products and services as those generally available from a limited number of suppliers and not easily substituted.
Engineered components and products may
include raw materials, components, sub-
assemblies, and finished goods.
•
Proprietary design
•
Proprietary materials
•
Form factor
•
Build quality
•
Performance & reliability
•
Energy consumption
•
Life span
•
Sales, marketing, & distribution support
Sparton’s breadth of service offerings and
depth of experience with regulated and
demanding environments are differentiators.
•
Product design and engineering
•
Software and application design
•
Rapid prototyping
•
Contract manufacturing
•
Testing, regulatory, & compliance
•
Field service

Value Chain Expansion

Engineered
Components
Wiring Harness
& Cables
Circuit Card
Assembly
Sub-Assemblies Box Build
Complete
Systems
Expanding internal engineering capability (product development, design, and systems integration) enhances and supports the entire value stream.

Value Chain Expansion – Medical Example 54 Microfluidic Valves Displays Pumps Wiring Harnesses Electronic Circuit Cards Acquire engineered component & product companies, optimize and scale

Value Chain Expansion – Mil/Aero Example 55 RF Receivers Ruggedized Displays Sensors Electronic Circuit Cards Acquire engineered component & product companies, optimize and scale

Value Chain Expansion –
R&D

Government Funded R&D
Sonobuoys
Payload Delivery
Undersea Communication
Remote Mine-hunting
DC-4E GEDC-6E AHRS-8
IMU-10 GAINS-10
Displays
& Cameras
Civil Marine
Rugged
Cameras
Military
Industrial
Air Traffic
Control
Inertial Sensors
Internally Funded R&D

Sparton Business System
Strategy III:
Apply the Sparton Business System (SBS) to unlock value
A. Expand the Sparton Production System to more comprehensive business system, including acquired tools, practices, and resources
B. Deploy best practice processes & analytical tools
C. Provide access to financial resources & human capital

Sparton Business System (SBS) Overview
SBS is Sparton’s proprietary engine for
value creation, with applications that:
•
Reduce cost
•
Improve efficiency
•
Ensure quality
•
Foster innovation
•
Support growth
•
Enable a predictable performance path
The Sparton Business System (SBS) is a proprietary set of practices, tools and principles which are strategically applied to core business processes to drive performance excellence across the enterprise.

Assess
SBS
Optimize
Standardize
Track

FY 2015 Key Imperatives

A. Deliver sustainable, profitable growth
Evaluate, prioritize and pursue attractive opportunities for acquisitions, new business development, program expansion and internal R&D to deliver 15-20% annual growth.
B. Advance an engaged, performance-driven culture
Attract, retain, and develop resources at all levels in the organization; motivate and empower our people and teams to continuously expand capabilities & improve performance.
C. Enrich our innovation capabilities
Establish clear innovation objectives, foster applied creativity, develop, and acquire talent in a full range of design, engineering, product development, and commercialization disciplines.
D. Maximize our customer relationships
Engage customers to understand business / program goals, identify needs, and pursue mutually-beneficial opportunities to deepen the relationship.
E. Deploy the Sparton Business System
Develop and optimize a comprehensive set of best practices, deploy processes and tools, and provide accesses to resources to unlock value across the enterprise.

Closing Remarks Cary Wood, President & CEO

Key Messages

Proven &
Experienced
Management Team
Diversified
Revenue
Mix
Strong Free Cash
Flow Generation &
Financial Condition
Highly Skilled &
Industry Leading
Manufacturing
Capabilities
Established,
Longstanding
Customer
Relationships
Attractive Platform
for Growth

Mission, Vision & Strategies

“Reach $1 billion by 2020, expanding our manufacturing and design services while providing more engineered components and products to meet the needs of our customers and markets”
Mission:
Sparton provides engineered products and related services
to  businesses, governments, and institutions
serving regulated and demanding environments.
Vision:
Sparton will exceed $1 billion of revenue by fiscal year 2020 and deliver above average shareholder returns by significantly expanding our differentiated product and service offerings and applying our business systems, resources, and talents  to address the unique needs of our customers and markets.
Strategy I:
Maintain focus on regulated
& demanding environments
Strategy II:
Pivot the business model to
include a higher
concentration of
differentiated offerings
Strategy III:
Apply the Sparton Business
System (SBS) to unlock value

Why is this the right direction?
We have a strong foundation in engineered products and are a trusted contract manufacturing partner
We are very good at fixing manufacturing operations; most of our improvement efforts flow through as cost savings for our customers
We have a track record of success in the medical and mil/aero segments; we can leverage those strengths to capture more of the value chain via product companies serving regulated and demanding environments
We have a strong foundation of design and engineering resources; expanding those offerings will help us capture more of the value chain
Expanding our proprietary Sparton Production System to a more comprehensive
Business System will allow us to build out a wider set of best practices, tools, and resources

Unifying
OUR TALENT TO PROVIDE
SIMPLIFIED SOLUTIONS
THAT ADDRESS THE
EVOLUTION OF COMPLEX
TECHNOLOGIES AND DEVICES.
THAT'S HOW SPARTON IS
CONQUERING COMPLEXITY.

64 “Reach $1 billion by 2020, expanding our manufacturing and design services while providing more engineered components and products to meet the needs of our customers and markets”

Question & Answer 65